Cash and cash equivalents and restricted cash	12 Months Ended
Dec. 31, 2024
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents and restricted cash

NOTE 3 – CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents and restricted cash consist of the following:

	December 31, 2024	December 31, 2023
Cash and cash equivalents	$270,166	$240,378
Restricted cash	29,623	8,797
Total cash and cash equivalents and restricted cash	$299,789	$249,175

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.